                                                                      Exhibit 24

                                POWER OF ATTORNEY

         The undersigned directors and officers of Applied Materials, Inc., a Delaware corporation (the "Company") hereby constitute and appoint James C. Morgan and Gerald F. Taylor, and each of them with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as an officer and/or director of the Company, to execute in the name and on behalf of the undersigned an annual report of the Company on Form 10-K for the fiscal year ended October 27, 1996 (the "Report"), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 1996.

/s/Michael H. Armacost            /s/James C. Morgan
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Michael H. Armacost               James C. Morgan
Director                          Chairman, Chief Executive Officer and Director
                                  (Principal Executive Officer)


/s/Herbert M. Dwight, Jr.         /s/Dan Maydan
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Herbert M. Dwight, Jr.            Dan Maydan
Director                          Chairman, Chief Executive Officer and Director
                                  (Principal Executive Officer)


/s/George B. Farnsworth           /s/Gerald F. Taylor
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George B. Farnsworth              Gerald F. Taylor
Director                          Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer)


/s/Philip V. Gerdine              /s/Michael K. O'Farrell
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Philip V. Gerdine                 Michael K. O'Farrell
Director                          Vice President and
                                    Corporate Controller
                                    (Chief Accounting Officer)

/s/Tsuyoshi Kawanishi
---------------------------
Tsuyoshi Kawanishi
Director


/s/Paul R. Low
---------------------------
Paul R. Low
Director


/s/Alfred J. Stein
---------------------------
Alfred J. Stein
Director